UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

December 10, 2019
Date of Report (date of earliest event reported)

ASCENA RETAIL GROUP, INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-11736	30-0641353
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
933 MacArthur Boulevard
Mahwah, New Jersey 07430
(Address of principal executive offices, including zip code)

(551) 777-6700
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ASNA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 10, 2019, Ascena Retail Group, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). The final voting results for each of the matters submitted to a stockholder vote at the Annual Meeting are set forth below:

1.
The stockholders elected four directors with terms expiring at the Company’s 2022 Annual Meeting of Stockholders, and subject to the election and qualification of their successors, based upon the following vote results:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Katie J. Bayne	118,200,363	6,790,368	731,583	48,127,906
Paul Keglevic	118,620,250	6,358,287	743,777	48,127,906
Kay Krill	118,050,931	6,947,882	723,501	48,127,906
Stacey Rauch	117,924,240	7,068,985	729,089	48,127,906

2.
The stockholders approved, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers during fiscal 2019 (commonly known as a “say-on-pay” proposal), based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
113,027,980	11,794,193	900,141	48,127,906

3.
The stockholders approved an amendment of the Company’s Third Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s common stock, at a ratio to be determined by the Board, and a corresponding reduction in the Company’s authorized shares of common stock, based upon the following votes:

Votes For	Votes Against	Abstentions
166,145,655	6,719,635	984,930

4.
The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending August 1, 2020, based upon the following votes:

Votes For	Votes Against	Abstentions
167,437,732	4,761,547	1,650,941

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASCENA RETAIL GROUP, INC.
(Registrant)

Date: December 10, 2019

By:	/s/ Dan Lamadrid
Dan Lamadrid
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)